AC ONE China Fund

Investor Class – ACOCX
Institutional Class – ACOIX

Supplement dated January 4, 2017 to:

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated October 28, 2016

Based on a recommendation of AC ONE Asset Management, LLC, the Board of Trustees of Managed Portfolio Series has approved closing the Investor Class of the Fund and converting Investor Class shares to Institutional Class shares.  The Institutional Class shares have lower expenses than Investor Class shares.

Effective January 4, 2017, Investor Class shares will no longer be available for purchase.

After the close of business on January 31, 2017, the Fund will convert Investor Class shares into Institutional Class shares.  Prior to the conversion, shareholders of Investor Class shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Investor Class shares prior to their conversion to Institutional Class shares, please note that a redemption fee will not be charged.  Depending on the tax-status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder.  Please consult your own tax advisor on this issue.  All existing Investor Class shareholders as of January 31, 2017 will be grandfathered and will not be subject to the minimum investment for Institutional Class shares.

If shares are not redeemed prior to the conversion, each shareholder owning Investor Class shares of the Fund will own Institutional Class shares of the Fund equal to the aggregate value of the shareholder’s Investor Class shares.  The conversion will not be considered a taxable event for federal income tax purposes.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (888) 964-0788.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.